SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2000


                                SYSCO CORPORATION
                                -----------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


            1-06544                                     74-1648137
            -------                                     ----------
    (Commission File Number)                 (IRS Employer Identification No.)


                 1390 Enclave Parkway Houston, Texas 77077-2099
                 ----------------------------------------------
         (Address of principal executive offices, including zip code)


                                 (281) 584-1390
                                 --------------
                 (Registrant's telephone number, including area code)


                    ----------------------------------------------
            (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

On August 2, 2000, SYSCO Corporation ("SYSCO"), issued a press release announcing its results of operations for the fiscal year ended July 1, 2000. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated August 2, 2000, a copy of which is attached hereto as
Exhibit 99.1.

Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" section of SYSCO's Form S-3 (File No. 333-34036) filed with the Securities and Exchange Commission on April 5, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit           Number Description
          -------           ------------------

          99.1              Press Release dated August 2, 2000




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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SYSCO CORPORATION



Date:  August 3, 2000                By:    /s/ John K. Stubblefield, Jr.
                                            ------------------------------
                                     Name:  John K. Stubblefield, Jr.
                                     Title: Executive Vice President, Finance
                                            and Administration




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



                                  EXHIBIT INDEX



Exhibit Number        Description                              Page
--------------        -----------                              ----

99.1                  Press Release dated August 2, 2000        5




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